UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2020

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.	Other Events.

As previously disclosed, GTY Technology Holdings, Inc. (the “Company”) completed the acquisition of Bonfire Interactive Ltd. (“Bonfire”), CityBase, Inc. (“CityBase”), eCivis Inc. (“eCivis”), Open Counter Enterprises Inc. (“Open Counter”), Questica Inc. and Questica USCDN Inc. (together, “Questica”) and Sherpa Government Solutions LLC (“Sherpa” and together with Bonfire, CityBase, eCivis, Open Counter and Questica, the “Acquired Companies”), on February 19, 2019.

The Company is filing as Exhibit 99.1 to this Current Report on Form 8-K the unaudited statement of operations of the Company and the Acquired Companies as of and for the year ended December 31, 2019 and the related notes thereto.

Item 9.01	Financial Statements and Exhibits.

(b)(1) Pro Forma Financial Information.

The unaudited statement of operations of the Company and the Acquired Companies as of and for the year ended December 31, 2019 and the related notes thereto, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description
99.1	Unaudited statement of operations of the Company and Acquired Companies as of and for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ John Curran
Name: John Curran
Title: Chief Financial Officer

Dated: November 17, 2020